© PPL Corporation 2016 PPL: A Diverse Pure-Play Electric Utility Company UBS Utilities and Natural Gas Conference March 2, 2016 Boston, MA Exhibit 99.1

© PPL Corporation 2016 PPL: A Diverse Pure-Play Electric Utility Company Morgan Stanley MLP/Diversified Natural Gas, Utilities & Clean Tech Conference March 3, 2016 New York, NY Exhibit 99.1

Cautionary Statements and Factors That May Affect Future Results

Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company's SEC filings.

© PPL Corporation 2016
1

Investment Proposition

100% rate-regulated business model	• Pure-play utility model with strong earnings and dividend growth potential • Top 10 U.S. utility market capitalization and part of the S&P 500 • Annual total return proposition of 9% – 11%
Attractive future growth prospects	• Annual regulated Cap Ex of ~$3.3 billion through 2020 (~$16 billion over 5 years) • Confident we can achieve 5%-6% EPS growth through 2018, driven by 11%-13% earnings growth in the U.S. operations and 1% - 3% growth in the U.K.
Diverse asset mix with robust growth	• Diversified by region, regulator and customer class (Pennsylvania, Kentucky and United Kingdom) • Strong growth in regulated utility businesses in the U.S. and U.K. drives projected rate base growth of ~5.3% CAGR through 2020 • Rate base/Regulated Asset Value (RAV) expected to grow over $7 billion to ~$32 billion by 2020 • Significant Transmission footprint with ~12% CAGR in Transmission rate base through 2020
Strong regulatory jurisdictions	• Constructive rate recovery mechanisms in PA and KY support top in sector domestic earnings growth • Regulatory framework in the U.K. provides long-term certainty and creates a premium jurisdiction • Over 80% of total capital expenditures through 2020 earn returns subject to no or minimal regulatory lag
Solid financial position	• Strong investment-grade credit ratings from S&P and Moody's (A- & Baa2 at PPL; A- & A3/Baa1 at utilities) • Disciplined currency hedging program results in more predictable U.K. earnings • Attractive dividend yield of 4.3%[(1)], with continued dividend growth expected

(1) Dividend yield as of 1/31/2016.

© PPL Corporation 2016
2

Leading Energy Delivery Platform with Scale and Diversity



PA
U.K.
KY

Business Composition by Region



2016E Rate Base - $26.0 bn
WPD 42%
PA Dist 12%
PA Trans 11%
KY 35%
Customers – 10.4 mm
PA 13%
KY Elec 9%
KY Gas 3%
WPD 75%
2016E Ongoing Earnings - $2.35 midpoint(4)
Corp -5%
PA 20%
KY 24%
WPD 61%

Pennsylvania Regulated Segment

- Customers: 1.4 million Electricity Distribution
- No stated ROE for PA Distribution Base Rates
- Rate Base: $5.2 billion[1]
- 5-Year Transmission Rate Base CAGR: 11.9%
- 5-Year Distribution Rate Base CAGR: 4.4%
- Regulators: Pennsylvania PUC, FERC

Kentucky Regulated Segment

- Customers: 0.9 million Electricity Distribution; 0.3 million Natural Gas
- No stated ROE for Kentucky Base Rates, ECR ROE: 10%
- Rate Base: $8.8 billion[1],[2]
- 5-Year Rate Base CAGR: 3.2%
- Regulated Capacity: 8.0 GW
- Regulators: Kentucky PSC, Virginia SCC, FERC

U.K. Regulated Segment

- Customers: 7.8 million Electricity Distribution
- Average expected earned ROE of 14% to 17%[3]
- Regulatory Asset Value (RAV): $10.3 billion[1]
- 5-Year Rate Base CAGR: 5.4%
- Regulator: Ofgem

(1) Year-end Rate Base as of December 31, 2015.
(2) Represents utility capitalization for LKE.
(3) Based on 2016-2018 projections. Capital structure is adjusted to include the debt of $750 million that is allocated for Segment reporting.
(4) See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations.

© PPL Corporation 2016
3

© PPL Corporation 2016 2016 Objectives/Highlights Pennsylvania • Executing on capital investment of $1.2 billion • Advance Project Compass • Completion of ~$350 million Northeast Pocono Transmission Line Kentucky • Executing on capital investment of $1.0 billion • Develop Clean Power Plan strategy • Environmental Cost Recovery (ECR) approval U.K. • Executing on capital investment of $1.3 billion • Continued focus on regulatory performance • Continue to hedge 2018 GBP exposure 4

© PPL Corporation 2016 Significant Investment Opportunity with Constructive Rate Mechanisms Drives Projected Earnings Growth (2) Projection based on midpoint of 5-6% CAGR off 2014 adjusted earnings. Does not represent earnings forecast or guidance for 2018. S t r o n g R e g u l a t e d R a t e B a s e G r o w t h R e a l - t i m e R e c o v e r y o f C a p E x 5-6% Compound Annual EPS Growth 5 0-6 months 76% (1) “0-6 months” primarily consists of 100% of WPD capital expenditures and domestic capital expenditures where the investment occurs within six months of that spend being included in rates, and CWIP Incentive on the Northeast Pocono project. “7-12 months” and “Greater than 12 months” primarily consist of domestic capital expenditureswhere the investment occurs within 7 to 12 months or greater than 12 months of that spend being included in rates. 2016E –2018E Capital Recovery, Earning on Investment (1) ($bn) (2) 0-6 months 74% Greater than 12 months 19% 7-12 months 7% $22.9 $28.6

Summary of Drivers to Achieve 5-6% EPS Growth Through 2018

11% - 13% Domestic Operations Earnings Growth:

PA Regulated

- Transmission Cap Ex of $2.7 billion at 11.68% base ROE, 12.93% for approximately $650 million Susquehanna Roseland project drives transmission rate base growth of 14% through 2018
- $124 million Distribution Rate Case effective January 2016
- 2016 DSIC Capital in Base Rates
- ~ 70% of gross margin subject to minimal or no volumetric risk
- Assumed load growth CAGR of 0.1%
- Includes extension of bonus depreciation

KY Regulated

- Environmental investment of $1.7 billion at 10% ROE
- Gas Line Tracker investment of ~ $150 million at 10% ROE through 2017
- $132 million 2014 Rate Case with full year of rates in 2016
- Assumed load growth CAGR of 0.5%
- Includes extension of bonus depreciation

Corporate and Other

- Corporate restructuring to achieve $75 million in cost reductions essentially complete
- Additional ~ 2 cent per share improvement by 2017
- Equity issuances of ~$100 million per year

1% - 3% U.K. Regulated Earnings Growth

- No volumetric risk
- 1% - 3% earnings growth from 2014 – 2018 during transition to RIIO-ED1[(1)]
- Average expected Segment ROEs of 14% to 17%[(2)]
- Expected RAV growth of 5.7% through 2018
- Incentive revenue assumptions: 2016 ~ $130M; 2017 - $90-$110M; 2018 - $75-$105M
- Assumed exchange rate of ~$1.56/£ for 2016; $1.58/£ for 2017; and $1.60/£ for 2018
- Assumed RPI (inflation rate) – 1.3% for 2015/16; 2.3% for 2016/17; and 3.1% for 2017/18
- Effective tax rate of ~ 17%
- Change in pension discount rate methodology

5-6% Compound Annual EPS Growth



$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
5-6% EPS Growth
$2.03
$2.21
$2.35
$2.52
2014 Adj
2015A
2016E
2018E
(3)

(1) Includes expected adjustments to base revenues for RPI (TRU), and other financial true-ups (MOD).
(2) Based on 2016-2018 Segment on-going earnings projections. Capital structure is adjusted to include the debt of $750 million that is allocated for Segment reporting.
(3) Projection based on 5-6% CAGR off 2014 adjusted earnings. Does not represent earnings forecast or guidance for 2018.

© PPL Corporation 2016
6

Constructive Regulatory Framework Supports Robust Financial Performance

Focus on rate structure optimization with constructive recovery mechanisms

	Rate Base (2016E)	Equity Ratio[1]	Allowed ROE
PPL Electric Utilities	D: $3.1 billion T: $2.9 billion	51.66%	D: N/A T: 11.68%[2]
LG&E	$4.0 billion	52.75%	10.00%[3]
Kentucky Utilities	$5.1 billion	53.02%	10.00%[3]

Tracker/Mechanism	EU	LG&E	KU
Forward test year methodology	✓	✓	✓
Environmental Cost Recovery	NA	✓	✓
DSIC	✓	NA	NA
Smart Meter Rider	✓	NA	NA
CWIP included in rate base [4][5]	✓	✓	✓
Gas Line Tracker	NA	✓	NA
Pass through of Purchased Power	✓	✓	✓
Fuel and Gas Supply Adj. Clause	NA	✓	✓
Storm Recovery [6]	✓	NA	NA
Energy Efficiency/DSM	✓	✓	✓
Transmission Formula Rate	✓	✓	✓
Transmission Incentive Adder[2]	✓	NA	NA

(1) As filed in most recent rate cases.
(2) Allowed ROE of 12.93% for Susquehanna-Roseland project.
(3) No stated ROE for Kentucky Base Rates. However, the Environmental Cost Recovery Mechanism and Gas Line Tracker were awarded a 10% ROE.
(4) CWIP included in forward test year rate base for LG&E and KU.
(5) For PPL EU Transmission, CWIP included for Northeast Pocono reliability project totaling ~$350 million in capital investment.
(6) LG&E and KU have historically been able to recover costs from extraordinary storms, but no formal tracker is in place.

© PPL Corporation 2016
7

The U.K.; a Premium Regulatory Jurisdiction

The U.K. OFGEM's RIIO framework (Revenue = Incentives + Innovation + Outputs) allows Distribution Network Operators (DNOs) to earn premium returns for strong performance and innovation

	RIIO-ED1 Framework	WPD Investment Advantage
Regulatory cycle	• Base revenues set for 8 year period, commencing April 2015 through March 2023 • No volumetric risk in amount of electricity delivered	• Provides certainty and visibility • Ofgem accepted business plan spend over 8 years drives RAV growth
Inflation – adjusted revenues	• Retail Price Index (RPI) Indexation of allowed revenues and Regulatory Asset Value (RAV)	• RPI plan assumptions – 1.3% for 2015/16; 2.3% for 2016/17; 3.1% for 2017/18 (20 year historical average for RPI is ~3%)
Incentive regulation	• Incentive revenues available for exceeding customer service and reliability targets	• WPD has a proven track record of outperformance • Additional opportunity to improve earned ROEs; mid-to-upper teens earned ROEs(1) expected through 2018
Fast track incentive	• Ability to collect additional annual revenue equivalent to 2.5% of total annual expenditures	• WPD only 4 DNOs awarded fast-track status • Estimated $43 million of annual fast-track revenue
Benefit sharing	• Ability to retain 50% - 70% of cost efficiencies; with benefits shared with customers	• Fast-track status allows WPD to retain 70% of cost efficiencies (O&M and Capital savings), compared to only 53% to 58% for the slow track DNOs
Funding & leverage	• Regulation requires funding to support investment grade credit ratings • Debt leverage set at 65% of Debt/RAV at the DNO level	• U.K. is a self-funding operation; does not require any equity from PPL • Holding company structure provides for higher earned ROEs • PPL targets 80%-85% Debt/RAV at consolidated U.K. level • Expected ability to annually repatriate $300 - $500 million of cash back to the U.S. in a tax efficient manner

(1) Based on 2016-2018 Segment on-going earnings projections. Capital structure is adjusted to include the debt of $750 million that is allocated for Segment reporting.

© PPL Corporation 2016
8

Significant Ongoing Capital Expenditure Program

~$16 billion of Capital Expenditures from 2016 – 2020 to strengthen safety and reliability of T&D systems and address environmental regulations in Kentucky


($ in billions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.39
0.15
0.31
0.70
0.55
0.40
1.28
2016E
$3.25
0.09
0.34
0.69
0.59
0.35
1.19
2017E
$3.23
0.08
0.31
0.66
0.55
0.44
1.19
2018E
$3.19
0.11
0.28
0.60
0.58
0.40
1.22
2019E
$3.32
0.15
0.24
0.63
0.67
0.35
1.28
2020E
WPD(1)
LKE ECR(2)
LKE base
PA Transmission
PA Distribution
PA DSIC

- Over 80% of Regulated capital expenditures earn returns subject to minimal or no lag
- PA – Implementation of $471 million Smart Meter Program to be recovered through a rider mechanism (~$406 million of Capital; ~$65 million O&M)
- PA and KY – Continued focus on improving reliability in both Transmission and Distribution systems
- KY – Environmental spending in response to regulations for Mercury, SO2, NOX, Ozone, Particulates, Water Intake and Discharge and CCRs (does not include Clean Power Plan)
- U.K. – Continued focus on asset replacement, faults and overheads and general system reinforcement

Note: Corporate and Other capital expenditures average approximately $10 million per year.
(1) Based on assumed exchange rate of $1.60/£.
(2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.

© PPL Corporation 2016
9

© PPL Corporation 2016 ( $ i n b i l l i o n s ) (1) Based on assumed exchange rate of $1.60/£ for 2016 -2020. (2) Represents utility capitalization for LKE. Represents Regulatory Asset Value (RAV) for WPD. Regulated rate base growth will drive EPS growth Capital Plan is Driving Rate Base Growth 10 (2) $24.3 $26.0 $27.2 $28.6 $30.0 $31.5 (1)

Pennsylvania: Continuing to Grow Transmission

2016E PA Regulated Rate Base


Trans
48%
Dist
Total: $6.0 bn
PA
23%
WPD
KY
Total: $26.0 bn

- **Excellent growth in Transmission business with ~12% CAGR in Transmission rate base through 2020**
  - Projected CAGR of 11.9% in transmission rate base through 2020 driven by initiatives to improve aging infrastructure
  - Base ROE of 11.68% earned through FERC Formula Rate Mechanism
  - Base ROE of 12.93% for approximately $650 million Susquehanna-Roseland project
  - Return on CWIP for approximately $350 million Northeast Pocono Reliability project (COD – Q2 2016)
  - No volumetric risk
- **Total Transmission investment of ~$2 billion over the last three years**
- **Project Compass provides potentially significant incremental opportunity beyond 2020[(1)]**


Projected Transmission Rate Base Growth
($ in billions)
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
11.9% CAGR
$2.4
$2.9
$3.1
$3.5
$4.0
$4.3
2015A
2016E
2017E
2018E
2019E
2020E

(1) Subject to regulatory approvals.

© PPL Corporation 2016

11

© PPL Corporation 2016 Proven Track Record of Transmission Capability • Susquehanna –Roseland — Approximately $650 million project — 150 miles from Berwick, PA into New Jersey including through Delaware Water Gap — Successful partnership with a neighboring utility in New Jersey — Cooperation with multiple state regulatory and government agencies — Strengthened reliability for millions in the Mid-Atlantic region — Created significant economic development benefits, including creation of 2,200 construction jobs • Northeast Pocono Reliability Project — Approximately $350 million project — 58 miles of transmission lines and substations • Reliability Projects — Designed to strengthen existing transmission system — Significant asset modernization — Greater Scranton, PA reliability project 12

© PPL Corporation 2016 13 Proposed First Segment: • 95-mile initial segment from Blakely, PA to Ramapo, NY —PPL Electric filed interconnection request with NYISO on October 27th —Estimated cost of $500 -$600 million —Estimated in-service date in 2023 • Benefits as proposed include: —Substantial annual savings for NY customers —Economic development benefits —Grid reliability • Regulatory approvals required: NYISO, NYPSC, PJM, PAPUC, FERC, Other Full Project Current Plan:475-mile transmission line from Western PA to Southeastern NY at an estimated cost of $3 –$4 billion Project Compass Summary

© PPL Corporation 2016 Project Compass 14

Pennsylvania: Strong Distribution Growth Platform



2016E PA Regulated Rate Base
Trans
Dist 52%
Total: $6.0 bn
WPD
PA 23%
KY
Total: $26.0 bn

- **Reliability initiatives drive distribution rate base growth at a projected CAGR of 4.4% through 2020**
- **Constructive regulatory jurisdiction with improved regulation that reduces regulatory lag**
  - DSIC Mechanism (less than six months lag on qualifying investment)
  - Projected future test year for base rate cases
  - Smart Meter Program (less than six months lag on capital investment)
  - Rate design that results in approximately 60% of Distribution gross margin subject to minimal or no volumetric risk



Projected Distribution Rate Base Growth
($ in billions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
4.4% CAGR
$2.8
$3.1
$3.3
$3.4
$3.4
$3.5
2015A
2016E
2017E
2018E
2019E
2020E

© PPL Corporation 2016
15

© PPL Corporation 2016 Kentucky: Strong Rate Base Growth Driven By Environmental Investments • Constructive regulatory environment that provides a timely return on a substantial amount of planned Cap Ex over the next 5 years — Environmental Cost Recovery (ECR): $1.9 billion estimated spend on projects approved, or subject to approval by the KPSC with a 10.0% ROE –virtually no regulatory lag (less than six month lag on capital investment) — Other supportive recovery mechanisms ▪ Return mechanisms include Construction Work In Progress included in rate base and Gas Line Tracker ▪ Pass through clauses include Purchased Power, Fuel and Gas Supply Adjustment and Energy Efficiency/Demand Side Management recovery • Capital expenditure plans exclude spending related to the Clean Power Plan Projected Rate Base Growth Kentucky Delivery Territories VA KY Frankfort Lexington Louisville Owensboro LG&E Service Area (Electric) LG&E Service Area (Gas) KU Service Area ODP Service Area Total: $26.0 bn 16 KY 36% 2016E KY Regulated Rate Base KY 35% PA P2 WPD % (1) (1) Old Dominion Power ( $ i n b i l l i o n s )

WPD: Top Performing Electricity Distribution Business in the U.K.

2016E U.K. Regulated Rate Base


WPD
42%
PA
KY

Total: $26.0 bn

- **Highly attractive regulated business**
  - 8 year forward-looking revenues based on Ofgem accepted business plans, including recovery of capital expenditures and O&M plus incremental financial adjustments to base revenues covering inflation, tax, pension and cost of debt
  - Real-time return of and return on capital investment – no lag
  - No volumetric risk
  - Additional incentives for operational efficiency and high-quality customer service
- **Best-in-class management team with track record of outperformance**

Projected RAV Growth


5.4% CAGR
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
($ in billions)
$10.3
$10.9
$11.5
$12.1
$12.7
$13.4
2015A
2016E
2017E
2018E
2019E
2020E

Note: Based on assumed exchange rate of $1.60/£ for 2016-2020.

Top Performing Electricity Distribution Business in the U.K.

- WPD named "Utility of the Year" in 2014
- WPD only 4 DNOs to be fast-tracked by Ofgem for RIIO-ED1
- WPD has earned over $540[1] million in annual performance awards over the past 10 regulatory years
- Expected earned Segment ROE's in the 14% - 17%[2] range through 2018, including Holding Company leverage
- Total spend of ~$20 billion over the 8 year regulatory period, of which ~$11 billion will drive growth in RAV

(1) 2005/06 – 2014/15 regulatory years.
(2) Based on 2016-2018 Segment on-going earnings projections. Capital structure is adjusted to include the debt of $750 million that is allocated for Segment reporting.

© PPL Corporation 2016 17

TRU and MOD Adjustments

- Two new adjustments to annual allowed revenue were introduced in RIIO-ED1, known as TRU and MOD adjustments:
  - TRU Adjustment
    - Tariffs are set using a forecasted RPI as determined by HM Treasury
    - Forecasted RPI is trued up to actuals and the corresponding revenue adjustment is collected from or returned to customers two regulatory years later
  - MOD Adjustment
    - On an annual basis certain components of base demand revenue are updated for financial adjustments including tax, pension, cost of debt and legacy price control adjustments
    - MOD adjustment also includes the Totex Incentive Mechanism which allows WPD to retain 70% of any cost savings against the RIIO-ED1 business plan and bear 70% of any cost over-runs
    - Similar to TRU, most MOD components result in a revenue adjustment two regulatory years later
- The following table depicts the pre-tax amounts assumed in our 2016 and 2017 earnings guidance for the U.K. Regulated Segment

($ in millions)	2016	2017
TRU	$0	($30)
MOD	$6	($ 5)
Total	**$6**	**($35)**

© PPL Corporation 2016
18

© PPL Corporation 2016 U.K. Incentive Revenues -Summary • Annual performance above or below the Ofgem targets for Customer Minutes Lost (CML), Customer Interruptions (CI) and the Broad Measure of Customer Satisfaction Survey is rewarded or penalized on a 2-year lag (i.e. 2015/2016 earned performance is received in 2017/2018 revenue) • Rewards/penalties shown on the following slides from the Fast-track Determination are stated in 2012/2013 prices, therefore, we adjust for RPI as necessary • WPD is on track to outperform its Ofgem targets in the 2015/2016 regulatory year • If WPD maintains this level of performance going forward, PPL would expect to earn incentive revenues for 2017 and 2018 as follows: 2017 2018 Estimate: $90M -$110M $75M -$105M 19

© PPL Corporation 2016 U.K. Incentive Revenue –Quality of Service • WPD is on pace to be near the maximum reward for Customer Minutes Lost and Customer Interruptions for the 2015/2016 regulatory year Note: Based on an average for all four DNOs. Actual results calculated at an individual DNO level. 20 A measurement of the cumulative amount of minutes customers are without electricity. A measurement of the cumulative amount of interruptions in a customer’s supply, per 100 customers. 40.1 28.3 24.4 55.8 0 10 20 30 40 50 60 70 80 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Customer Minutes Lost (2012/13 prices) Ofgem Target Projected Max Reward/Penalty Target 63.4 52.5 49.2 77.6 0 10 20 30 40 50 60 70 80 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Customer Interruptions (per 100 customers) (2012/13 prices) Ofgem Target Projected Max Reward/Penalty Target (-£40.3) (+£40.3) (-£14.8) (+£14.8)

© PPL Corporation 2016 U.K. Incentive Revenue –Customer Satisfaction • The Broad Measure of Customer Satisfaction Survey rewards or penalizes DNOs for the levels of customer satisfaction • Through December 2015, WPD performance is near or at the maximum reward levels Note: Based on an average for all four DNOs. Actual results calculated at an individual DNO level. South West South Wales East Midlands West Midlands Total Max reward/penalty +/-£2.8 +/-£1.9 +/-£4.0 +/-£4.0 +/-£12.7 Max Reward Breakeven Max Penalty 21 6.5 7.5 8.5 9.5 Interruptions Connections General Inquiries Broad Measure Customer Satisfaction Survey Through December 2015 (2012/13 prices) South West South Wales East Midlands West Midlands Average other DNOs ($ in millions) Scale: 1-10

© PPL Corporation 2016 Foreign Currency Risk Management • 3-year forward hedging program to manage PPL’s GBP vs. USD earnings translation risk • The program consists of declining hedge percentage ratios on a “rolling” 36-month basis allocated into 12-month periods • Hedge bands provide flexibility for management decisions • Defined minimum hedge percentages require disciplined hedging • Program reduces volatility and results in a more predictable USD earnings stream that meets investor expectations 22

© PPL Corporation 2016 Foreign Currency Hedging Status 23 Note: FX hedging status as of 2/24/2016. (1) FX sensitivities do not factor in the potential risk mitigation from re-striking existing hedges. GBP Foreign Currency 2016 2017 2018 Percentage Hedged 95% 89% 41% Hedged Rate (GBP/USD) $1.54 $1.58 $1.56 Budgeted Rate on Open Position (GBP/USD) $1.60 $1.60 $1.60 EPS Sensitivities: Decrease in Rate (USD/GBP) (1) 0.05 $0.00 ($0.01) ($0.03) 0.10 ($0.01) ($0.01) ($0.06) 0.15 ($0.02) ($0.02) ($0.09) Change in EPS

© PPL Corporation 2016 Retail Price Index -RPI • Revenue: —In November 2015, tariffs for 2016/2017 and 2017/2018 were set using the forecasted RPI for the next two regulatory years —In November 2016 and going forward, one additional year of tariffs will be set. Therefore 2018/2019 tariffs will be set using the November 2016 forecasted RPI for that period. —In addition, the 2017/2018 revenues will include a true-up for the actual vs. forecasted RPI for the 2015/2016 regulatory year • O&M impacted primarily by RPI adjustments to wages, including contract labor with a compounding effect realized in future periods • Approximately 10% of total U.K. debt is RPI index-linked debt. The lower the RPI, the lower the interest expense and vice versa. 24 RPI affects 3 primary financial drivers for WPD: Revenues, O&M and Interest Expense

© PPL Corporation 2016 RPI Update and Sensitivity 25 (1) Represents February 2016 forecast. Source: U.K. HM Treasury RPI forecast: https://www.gov.uk/government/collections/data-forecasts (2) Sensitivities includes the net effect on revenue, O&M and interest expense on index-linked debt. (3) 2015/2016 tariff was set using 2.6% RPI, subject to true-up in 2017/18 regulatory year. Amounts are reflected in the earnings forecast for the period. RPI (Regulatory Year) 2015/16 2016/17 2017/18 2018/19 Budget RPI assumption 1.3% 2.3% 3.1% 3.1% Current U.K. HM Treasury RPI forecast (1) 1.2% 1.9% 2.8% 3.2% RPI (Calendar Year) 2015 2016 2017 2018 Budget RPI assumption 1.5% 2.0% 2.8% 3.1% Current U.K. HM Treasury RPI forecast (1) 1.0% 1.7% 2.6% 3.2% EPS Sensitivities: Decrease in 2015/2016 RPI (budget assumption 1.3%) (2,3) 0.5% $0.00 $0.00 ($0.02) ($0.01) Change in EPS

Funding the Growth

Strong domestic operating cash flows plus the U.K. dividend sufficient to fund the PPL dividend. Domestic debt and equity issuances fund domestic utility growth

	2014A[4]	2015A[5]	2016E
Domestic Cash from Operations	$2,145	$1,546	$1,615
Domestic Maintenance Capex[1]	(900)	(640)	(707)
Dividend From UK Regulated	263	319	400
Cash Available for Distribution	**$1,508**	**$1,225**	**$1,308**
Common Dividend	(967)	(1,004)	(1,025)
Cash Available for Reinvestment	**$541**	**$221**	**$283**
Domestic Growth Capex	**($1,816)**	**($1,650)**	**($1,407)**
Debt Maturities	($546)	($1,000)	$0
Debt Issuances and Change in Cash[2]	(71)	2,139	1,076
Equity Issuances	1,063	175	80
Other Investing & Financing Activities	829[3]	115	(32)
Additional Funding Sources for Domestic Growth Capex	**$1,275**	**$1,429**	**$1,124**

Note: Information provided on this slide to be updated on an annual basis. See appendix for the Reconciliation of Domestic Cash Flows.

(1) Represents book depreciation.
(2) Includes domestic issuances (short and long term), net of issue costs.
(3) Includes approximately $900 million of proceeds from sale of the Montana hydro generating facilities.
(4) Includes results of PPL Energy Supply, LLC.
(5) Actuals for 2015 do not include activity related to PPL Energy Supply, LLC for any portion of the year, except a planned $191 million dividend.

© PPL Corporation 2016
26

© PPL Corporation 2016 Summary 27 • Pure-play regulated business profile operating in premium jurisdictions • 5-6% projected earnings growth with above sector-average dividend yield • Strong dividend growth potential • Low risk business plan • Confident in our ability to deliver on commitments to shareowners and customers • Strong track record of exceeding earnings targets

© PPL Corporation 2016 Appendix 28

PPL Fact Sheet

CORPORATE DATA		
Ticker symbol and stock exchange	PPL-NYSE	
At January 31, 2016		
Average daily trading volume (3 mos.)	4.64 million shares	
Closing price	$35.06	
52-week price range	$29.05 – $35.15	
Annualized dividend per share	$1.52 ($0.38/qtr)	
Enterprise value	~$42.4 billion	
Market cap	~$23.6 billion	
At December 31, 2015		
2016 Estimated earnings from ongoing operations per share (Non-GAAP)-Midpoint[3]	$2.35 per share	
Total assets	$39.3 billion	
Common shares O/S	673.857 million	
Book value per share[1][2]	$14.72	
Capitalization:	**($ millions)**	
Total debt	$19,964	67%
Common equity	$9,919	33%
Total Capitalization	**$29,883**	**100%**
Employees	12,799	
Long-term debt	$19,048 million	
Short-term debt	$916 million	
Letters of Credit and Commercial paper	$866 million	

(1) Based on 673.857 million shares of common stock outstanding.
(2) 2015 reflects the impact of the spinoff of the Supply segment and a $3.2 billion related dividend.
(3) See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations.

ANALYST CONTACT:

Investor Relations

Joe Bergstein – Vice President-Investor Relations & Treasurer

610-774-5609

Lisa Pammer – Investor Relations Manager

610-774-3316

invrel@pplweb.com

ADDRESS:

2 North Ninth Street

Allentown, PA 18101

WEB SITE: www.pplweb.com

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PPL Corporation Investor Relations

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© PPL Corporation 2016

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© PPL Corporation 2016 $0.00 $1.00 $2.00 $3.00 2014 Adj 2015A 2016E $2.25 $2.21 P e r S h a r e 2016 Earnings Forecast $2.03 Note: See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations. (1) Earnings presented here exclude any earnings from the Supply segment. However, the Supply segment is part of PPL Corporation’s consolidated reported earnings for the first five months of 2015. (2) For 2014, earnings from ongoing operations reflects the full impact of dissynergies related to the spinoff of the Supply segment: Indirect O&M ($0.07), Interest ($0.05) and Depreciation ($0.01). Segment 2014 Adjusted Ongoing 2015A Ongoing 2016E Midpoint U.K. Regulated $1.37 $1.44 $1.43 Kentucky Regulated 0.47 0.51 0.57 PA Regulated 0.40 0.37 0.47 Corporate and Other (0.21) (0.11) (0.12) Total (1) $2.03 $2.21 $2.35 $2.45 (2) 30

© PPL Corporation 2016 2015 Ongoing Earnings to 2016E Earnings Walk Note: See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations. 31 Margins: $.11 Depreciation: ($.01) Interest: ($.03) Other: ($.01) Margins: $.03 O&M: $.07 Depreciation: ($.03) Interest: ($.04) Taxes/Other: ($.03) Currency: ($.01) Margins: $.15 O&M: $.01 Depreciation: ($.03) Interest: ($.01) Other Taxes: ($.02) $2.35

© PPL Corporation 2016 $/Share Annualized Continued Dividend Growth (1) Annualized dividend based on 2/4/2016 announced increase. $1.44 $1.47 $1.49 $1.51 $1.52 2012 2013 2014 2015 2016 (1) 14 th dividend increase in 15 years 32

© PPL Corporation 2016 Low Nox Burners SCR/SNCR Scrubbers Closed Cycle Cooling Tower Dry Handling/ Disposal/ Beneficial Use Baghouses Mw of Capacity NO x NO x SO 2 Water Intake Coal Combustion Residuals (CCRs) Particulates and Hg (with PAC injection) Unit 1 383 (2) x x x x (1) x Unit 2 549 (2) x x x x (1) x Unit 1 474 x x x x x x Unit 2 495 x x x x x x Unit 3 485 x x x x x x Unit 4 465 x x x x x x Unit 1 106 x (4) x x (1) (4) Unit 2 166 x (4) x x (1) (4) Unit 3 410 x x x x (1) x Unit 1 300 x (4) x (4) x x Unit 2 297 x (4) x x x x Unit 3 391 x x x x x (3) Unit 4 477 x x x x x x Control Device Addresses Trimble County Ghent Brown Mill Creek Kentucky Environmental Controls 33 x = Installed (1)Dry handling disposal construction approved by KPSC and permitting or construction underway at Trimble and Brown. Portions of Ghent systems are operational at this time as other construction activity continues. (2)Ratings represent LKE's 75% ownership of Trimble Units 1 & 2. (3)Mill Creek 3's baghouses to be in servcie in June 2016. (4)Standards are station and company based. KU and LG&E Systems are already in compliance.

© PPL Corporation 2016 U.K. Regulated Segment EPS Projection ($ Per Share) Note: Assumes foreign currency exchange rate of $1.60/£ for 2016E and 2017E on open positions. (1) 2015 represents earnings from ongoing operations. See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations. 34 (1)

© PPL Corporation 2016 U.K. Regulated Segment Cash Repatriation Note: Assumes foreign currency exchange rate of $1.60/£ for 2016E and 2017E. ($ in millions) Flexible strategy for meaningful U.K. cash repatriation 35

Strong Credit Ratings

Strong credit profile at our utilities, holding companies and PPL Corporation

PPL Corporation

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	NR	NR
Long-term Issuer	A-	Baa2
Outlook	Stable	Stable

PPL Capital Funding

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	BBB+	Baa2
Long-term Issuer	NR	NR
Outlook	Stable	Stable

WPD Holding Company

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	BBB+	Baa3
Long-term Issuer	A-	Baa3
Outlook	Stable	Stable

LKE Holding Company

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	BBB+	Baa1
Long-term Issuer	A-	Baa1
Outlook	Stable	Stable

WPD Operating Companies

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	A-	Baa1
Long-term Issuer	A-	Baa1
Outlook	Stable	Stable

LKE Operating Companies

Credit Rating	S&P	Moody's
Secured	A	A1
Unsecured	NR	NR
Long-term Issuer	A-	A3
Outlook	Stable	Stable

PPL Electric Utilities

Credit Rating	S&P	Moody's
Secured	A	A1
Unsecured	NR	NR
Long-term Issuer	A-	A3
Outlook	Stable	Stable

© PPL Corporation 2016
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© PPL Corporation 2016 Strong Financial Foundation Limited maturity schedule and strong liquidity profile provide financial flexibility. Liquidity Profile as of January 31, 2016 37 Debt Maturity Distribution 2016 -2020 as of January 31, 2016 Note: GBP debt maturities and credit facilities converted at 12/31/2015 spot rate of 1.4834 $2,723 $1,565 $88 $432 $922 $197 U.S. U.K. $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Committed Credit Facilities Cash Drawn ($ in millions) $485 $294 $348 $40 $1,298 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2016 2017 2018 2019 2020 ($ in millions) PPL Capital Funding PPL Electric Utilities Kentucky WPD Group

Reconciliation of Segment Reported Earnings (Loss) to Earnings from Ongoing Operations

After-Tax (Unaudited) (per share - diluted)	4th Quarter December 31, 2015						Year-to-Date December 31, 2015					
	U.K. Reg.	KY Reg.	PA Reg.	Corp. & Other	Disc. Ops.	Total Corp.	U.K. Reg.	KY Reg.	PA Reg.	Corp. & Other	Disc. Ops.(1)	Total Corp.
Reported Earnings (Loss)	$ 0.45	$ 0.09	$ 0.09	$ (0.03)	$ (0.01)	$ 0.59	$ 1.66	$ 0.48	$ 0.37	$ (0.14)	$ (1.36)	$ 1.01
Less: Special Items (expense) benefit:												
Foreign currency-related economic hedges	0.05					0.05	0.08					0.08
Spinoff of the Supply segment:												
Discontinued operations					(0.01)	(0.01)					(1.36)	(1.36)
Transition and transaction costs				0.01		0.01				(0.02)		(0.02)
Employee transitional services										(0.01)		(0.01)
Other:												
Change in U.K. tax rate	0.11					0.11	0.11					0.11
Settlement of certain income tax positions							0.03					0.03
Certain valuation allowances								(0.02)				(0.02)
LKE acquisition-related adjustment								(0.01)				(0.01)
Total Special Items	0.16			0.01	(0.01)	0.16	0.22	(0.03)		(0.03)	(1.36)	(1.20)
Earnings from Ongoing Operations	$ 0.29	$ 0.09	$ 0.09	$ (0.04)	$	$ 0.43	$ 1.44	$ 0.51	$ 0.37	$ (0.11)	$	$ 2.21

(1) Includes an $879 million charge reflecting the difference between PPL's recorded value for the Supply segment and the estimated fair value determined in accordance with applicable accounting rules under GAAP.

© PPL Corporation 2016

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Reconciliation of Domestic Cash Flows

Year Ended December 2015 (Millions of Dollars)	Domestic Cash from Operations	Cash Available for Distribution	Cash Available for Reinvestment	Domestic Growth Capex	Additional Funding Sources for Domestic Growth Capex	Reconciling Items: PPL Global, LLC	Reconciling Items: Other	PPL Consolidated Statement of Cash Flows
Net cash provided by operating activities - continuing operations	$ 1,546 [1]					$ 871	$ (183) [1]	$ 2,234
Net cash used in investing activities - continuing operations		$ (640)		$ (1,650)	$ 115	(1,226)		(3,401)
Net cash provided by financing activities - continuing operations			$ (1,004)		707	533	246 [2]	482
Net cash distributions to parent from discontinued operations							132	132
Effect of exchange rates on cash and cash equivalents						(10)		(10)
Domestic (increase) decrease in cash and cash equivalents		319 [3]			607 [4]		(926)	
	$ 1,546 →	1,546						
		$ 1,225 →	1,225					
Total			$ 221	$ (1,650)	$ 1,429	$ 168	$ (731)	$ (563)

Year Ended December 2014 (Millions of Dollars)	Domestic Cash from Operations	Cash Available for Distribution	Cash Available for Reinvestment	Domestic Growth Capex	Additional Funding Sources for Domestic Growth Capex	Reconciling Items: PPL Global, LLC	Reconciling Items: Other	PPL Consolidated Statement of Cash Flows
Net cash provided by operating activities	$ 2,145 [5]					$ 1,184	$ 74 [5]	$ 3,403
Net cash used in investing activities		$ (900)		$ (1,816)	$ 829	(1,442)		(3,329)
Net cash provided by financing activities			$ (967)		1,451	(86)	185 [2]	583
Effect of exchange rates on cash and cash equivalents						(8)		(8)
Domestic (increase) decrease in cash and cash equivalents		263 [3]			(1,005) [4]		742	
	$ 2,145 →	2,145						
		$ 1,508 →	1,508					
Total			$ 541	$ (1,816)	$ 1,275	$ (352)	$ 1,001	$ 649

Note: For 2016, due to the generalized and forward-looking nature of this information, the Company has not reconciled the presented non-GAAP financial measures to the most directly comparable GAAP financial measures.

(1) Domestic Cash from Operations includes a $191 million PPL Energy Supply, LLC dividend and realized gains of $37 million on U.K. earnings hedges, partially offset by $45 million of discontinued hedges associated with the spinoff of the Supply segment.
(2) Primarily represents PPL Global, LLC items that eliminate in PPL's consolidation.
(3) Represents dividend from U.K. Regulated and the realized impact of associated net investment hedges.
(4) Represents domestic change in cash and cash equivalents, and excludes the adjustments to Domestic Cash from Operations referenced here.
(5) Domestic Cash from Operations includes realized losses of $74 million on U.K. earnings hedges.

© PPL Corporation 2016 39

Forward-Looking Information Statement

Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand for energy in our service territories, weather conditions affecting customer energy usage and operating costs; the effect of any business or industry restructuring, including the ability of PPL Corporation to realize all or a significant portion of the anticipated cost savings from the corporate restructuring following the Supply business spinoff; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of our facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions; any impact of hurricanes or other severe weather on our business; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; British pound sterling to U.S. dollar exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission.

© PPL Corporation 2016
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© PPL Corporation 2016 Definitions of Non-GAAP Financial Measures "Earnings from ongoing operations" should not be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance determined in accordance with U.S. generally accepted accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management's view of PPL's fundamental earnings performance as another criterion in making investment decisions. PPL's management also uses earningsfrom ongoing operations in measuring certain corporate performance goals. Other companies may use different measures to present financial performance. Earnings from ongoing operations is adjusted for the impact of special items as described below, which includes the Supply segment's earnings now reflected in discontinued operations. Also included in special items is the loss on spinoff, reflecting the fair value of the Supply segment being less than PPL's recorded value as of the June 1, 2015 spinoff. Earnings from ongoing operations (adjusted) for 2014 also reflects, within the Corporate and Other category, the impact of spinoff dissynergies that, if not mitigated, would remain with PPL after completion of the spinoff. "Earnings from ongoing operations" is adjusted for the impact of special items. Special items include: • Unrealized gains or losses on foreign currency-related economic hedges. • Supply segment discontinued operations. • Gains and losses on sales of assets not in the ordinary course of business. • Impairment charges. • Workforce reduction and other restructuring effects. • Acquisition and divestiture-related adjustments. • Other charges or credits that are, in management's view, not reflective of the company's ongoing operations. 41

Definitions of Non-GAAP Financial Measures

PPL utilizes the following non-GAAP financial measures as indicators of performance for its businesses. These measures are not intended to replace "Operating Income," which is determined in accordance with GAAP, as an indicator of overall operating performance. Other companies may use different measures to analyze and report their results of operations. Management believes these measures provide additional useful criteria to make investment decisions. These performance measures are used, in conjunction with other information, by senior management and PPL's Board of Directors to manage the operations and analyze actual results compared to budget.

"U.K. Gross Margins" is a single financial performance measure of the electricity distribution operations of the U.K. Regulated segment. In calculating this measure, direct costs (recorded in "Other operation and maintenance" on the Statements of Income) are deducted from operating revenues. As a result, this measure represents the net revenues from the delivery of electricity across WPD's distribution network in the U.K. and directly related activities.

"Kentucky Gross Margins" is a single financial performance measure of the electricity generation, transmission and distribution operations of the Kentucky Regulated segment, LKE, LG&E and KU, as well as the Kentucky Regulated segment's, LKE's and LG&E's distribution and sale of natural gas. In calculating this measure, fuel, energy purchases and certain variable costs of production (recorded as "Other operation and maintenance" on the Statements of Income) are deducted from revenues. In addition, certain other expenses, recorded as "Other operation and maintenance", "Depreciation" and "Taxes, other than income" on the Statements of Income, associated with approved cost recovery mechanisms are offset against the recovery of those expenses, which are included in revenues. These mechanisms allow for direct recovery of these expenses and, in some cases, returns on capital investments and performance incentives. As a result, this measure represents the net revenues from electricity and gas operations.

"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the electricity delivery operations of the Pennsylvania Regulated segment and PPL Electric, which includes its transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance," which is primarily Act 129 costs, and "Taxes, other than income," which is primarily gross receipts tax. This performance measure includes PLR energy purchases by PPL Electric from PPL EnergyPlus, which are reflected in "Energy purchases from affiliate" in the reconciliation tables. As a result of the June 2015 spinoff of PPL Energy Supply and the formation of Talen Energy, PPL EnergyPlus (renamed Talen Energy Marketing) is no longer an affiliate of PPL Electric. PPL Electric's purchases from Talen Energy Marketing subsequent to May 31, 2015 are reflected in "Energy purchases" in the reconciliation tables. This measure represents the net revenues from the Pennsylvania Regulated segment's and PPL Electric's electricity delivery operations.

© PPL Corporation 2016
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